THE MAINSTAY FUNDS

MainStay Large Cap Growth Fund

Supplement dated January 17, 2013 (“Supplement”) to the Prospectus dated February 28, 2012, as supplemented (the “Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay Large Cap Growth Fund (the “Fund”), a series of The MainStay Funds. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

The section entitled “Additional Information Regarding MainStay Large Cap Growth Fund” beginning on page 115 of the Prospectus is hereby deleted and replaced with the following:

ADDITIONAL INFORMATION REGARDING MAINSTAY LARGE CAP GROWTH FUND

As a result of a significant increase in the net assets of the MainStay Large Cap Growth Fund and to moderate cash flows, the MainStay Large Cap Growth Fund is closed to new investors. The closure does not affect the rights of existing shareholders. The MainStay Large Cap Growth Fund will continue to permit purchases by:

•	Existing shareholders who may add to their existing accounts through the purchase of additional shares or the reinvestment of dividends or capital gain distributions;

•	Existing shareholders who invested in the MainStay Large Cap Growth Fund through registered investment advisers;

•	Certain employee benefit and retirement plans (including 401(k) and other types of defined contribution plans) with existing accounts or accounts established for new plan participants or new accounts for additional defined contribution plans for the same plan sponsors or their affiliates;

•	Investors who invest through existing discretionary fee-based or wrap programs (through a broker/dealer, bank or registered investment adviser) that currently utilize the MainStay Large Cap Growth Fund as an investment option in firm research-driven model portfolios; or

•	Existing 529 college savings plans or accounts established for new plan participants.

Financial intermediaries may not allow new investors in the MainStay Large Cap Growth Fund or add new investors to existing omnibus accounts, other than as specifically provided above.

An investor may open a new account in the MainStay Large Cap Growth Fund if the account meets the MainStay Large Cap Growth Fund’s other criteria and the investor is transferring or “rolling over” into a MainStay Large Cap Growth Fund IRA account from an employee benefit or retirement plan through which the investor held share of the MainStay Large Cap Growth Fund (if the investors plan doesn’t qualify for rollovers, the investor may still open a new MainStay Large Cap Growth Fund IRA account with all or part of the proceeds of a distribution from the plan).

Additionally, the MainStay Large Cap Growth Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, allow certain defined contribution investment only retirement plans to open new accounts.

The MainStay Large Cap Growth Fund may ask an investor to verify that the investor meets one of the eligibility guidelines described above prior to permitting the investor to open a new account subsequent to the MainStay Large Cap Growth Fund’s closure. The MainStay Large Cap Growth Fund may permit an investor to open a new account if the MainStay Large Cap Growth Fund reasonably believes that the investor is eligible. The MainStay Large Cap Growth Fund may also decline to permit an investor to open a new account if the MainStay Large Cap Growth Fund believes that doing so would be in the best interests of the MainStay Large Cap Growth Fund and its shareholders, even if the investor would otherwise be eligible to open a new account under these guidelines.

The MainStay Large Cap Growth Fund continues to reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order. The MainStay Large Cap Growth Fund may reject a purchase order (including any exchange order) if the MainStay Large Cap Growth Fund deems the purchase order to be too large or otherwise not in the best interests of the MainStay Large Cap Growth Fund and its shareholders.

Please Retain This Supplement For Your Future Reference.

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